UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-1018

Dreyfus Funds, Inc.

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York  10166

(Address of principal executive offices) (Zip code)

John Pak, Esq.

200 Park Avenue

New York, New York  10166

(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 922-6000

Date of fiscal year end:  12/31

Date of reporting period:         6/30/14

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

Mid-Cap Growth Fund

SEMIANNUAL REPORT June 30, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
29	Information About the Renewal of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Mid-Cap Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Mid-Cap Growth Fund, covering the six-month period from January 1, 2014, through June 30, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

U.S. equities defied many analysts’ expectations over the first half of 2014 when some broad measures of stock market performance continued to achieve new record highs in the wake of very robust performance in 2013. Strong corporate earnings and rising business and consumer confidence more than offset concerns regarding geopolitical tensions in overseas markets and a weather-related domestic economic contraction during the first quarter of the year.

We believe we already have seen signs that the economy’s winter contraction will likely prove temporary, including stronger labor markets, greater manufacturing activity, rebounding housing starts, and rising household wealth. While these developments portend well for corporate earnings over the remainder of the year, our portfolio managers are aware that some stocks and industry groups have reached richer valuations, which suggests that selectivity and a long-term perspective could become more important determinants of potential investment success.As always, we encourage you to talk with your financial advisor about our observations and their implications for your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2014, through June 30, 2014, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2014, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 3.19%, Class C shares returned 2.91%, Class F shares returned 3.32%, and Class I shares returned 3.44%.1 In comparison, the fund’s benchmark, the Russell Midcap® Growth Index, produced a total return of 6.51% for the same period.2

Stocks continued to rally over the first half of 2014 as the U.S. economic recovery regained momentum.The fund underperformed its benchmark due to disappointments in the information technology, industrials, materials, and consumer-oriented sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.The fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap® Growth Index. The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. We look for companies whose fundamental strengths suggest the potential for superior earnings growth over time.We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Stocks Climbed Despite Economic Uncertainty

U.S. stocks generally recovered over the reporting period after a steep sell-off in January stemming from the tapering of the Federal Reserve Board’s (the “Fed”) quantitative easing program and economic instability in the emerging markets. In addition, U.S. GDP contracted at an annualized rate of 2.1% over the first quarter of 2014 due in part to the dampening effects of severe winter weather on corporate spending and housing market activity.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

However, stocks subsequently rebounded, with some major indices climbing to a series of new record highs as the economic recovery got back on track. Investors also responded positively to expectations that the Fed would keep short-term interest rates low for some time despite improvements in labor markets, manufacturing activity, and other economic indicators in the spring.

In this environment, investors turned their attention from smaller, more speculative companies to larger, more value-oriented stocks. Consequently, while midcap stocks outpaced their small-cap counterparts, growth stocks generally trailed value stocks.

Security Selections Produced Mixed Results

Although the fund participated in the midcap market’s gains over the reporting period, its relative performance was undermined by its consumer-oriented holdings, such as apparel maker PVH, when wage growth and consumer spending remained weak despite employment gains. Organic grocer Whole Foods Market also struggled with anemic consumer spending, and results were further dampened by intensifying competitive pressures. In the industrials sector, building materials producer Owens Corning suffered with falling order volumes in its roofing business, and delivery services provider J.B. Hunt Transport Services encountered logistical issues stemming from harsh winter weather.

Weak business spending hampered some holdings in the information technology sector, including enterprise software developer Informatica. Earnings of electronic design automation software company Synopsys were hurt by a dilutive acquisition. Among communications equipment makers, Commscope Holding was affected by near-term concerns regarding capital spending by U.S. telecommunications carriers, and automatic testing equipment producer Teradyne experienced reduced demand for smartphone testers. Finally, in the materials sector, industrial gasses producer Airgas was hurt by bad weather early in the year.

The fund achieved better relative results in the health care sector, where drug developer Salix Pharmaceuticals and biotechnology company Alkermes gained value in anticipation of favorable results in clinical trials of new products. Acute care services provider Universal Health Services appears poised to benefit from health care reform through reduced exposure to bad patient debts. Results in the financials sector were buoyed by commercial real estate services firm CBRE

Group, where office building occupancy rates and rents have increased during the economic recovery. Several holdings in the energy sector have benefited from a boom in domestic oil and gas production, including contract driller Helmerich & Payne and exploration-and-production company Concho Resources.

Maintaining a Disciplined Investment Approach

Although we choose investments according to our disciplined, bottom-up investment process, it is worth noting that recent economic data suggest that the U.S. economy is likely to continue to recover at a slow to moderate pace. Therefore, we have maintained our focus on finding companies with solid underlying fundamentals—including strong balance sheets and reasonable valuations—that will enable them to thrive in a slow-growth environment. In addition, we have retained an emphasis on companies that we expect to benefit from long-term, secular growth trends, such as the ability of technological advances to create new consumer products that can monitor and measure various data in real time. As of midyear, we have identified a greater number of companies meeting our criteria in the health care and information technology sectors, but we reduced the fund’s exposure to industrial companies when their stocks hit our price targets.

July 15, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of midsize companies tend to trade less frequently than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund.The Russell 1000® Index measures the performance of the largest 1,000 publicly traded U.S. companies. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from January 1, 2014 to June 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2014
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.80	$10.67	$5.90	$5.75
Ending value (after expenses)	$1,031.90	$1,021.10	$1,033.20	$1,034.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2014
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.76	$10.59	$5.86	$5.71
Ending value (after expenses)	$1,018.10	$1,014.28	$1,018.99	$1,019.14

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.12% for Class C, 1.17% for
Class F and 1.14% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

June 30, 2014 (Unaudited)

Common Stocks—99.2%	Shares		Value ($)
Banks—3.2%
First Republic Bank	41,420		2,277,686
Prosperity Bancshares	39,150		2,450,790
			4,728,476
Capital Goods—12.1%
AMETEK	42,264		2,209,562
Donaldson	72,360		3,062,275
Hexcel	51,980	[a]	2,125,982
ITT	46,360		2,229,916
Parker Hannifin	17,100		2,149,983
Sensata Technologies Holding	78,460	[a]	3,670,359
United Rentals	21,000	[a]	2,199,330
			17,647,407
Commercial & Professional Services—4.6%
Copart	60,180	[a]	2,164,073
IHS, Cl. A	18,200	[a]	2,469,194
Towers Watson & Co., Cl. A	20,030		2,087,727
			6,720,994
Consumer Durables & Apparel—9.2%
Deckers Outdoor	32,030	[a]	2,765,150
Jarden	41,750	[a]	2,477,862
Michael Kors Holdings	22,750	[a]	2,016,787
PVH	27,540		3,211,164
Ralph Lauren	18,530		2,977,586
			13,448,549
Consumer Services—1.5%
Starwood Hotels & Resorts Worldwide	27,660	[b]	2,235,481
Diversified Financials—3.0%
Affiliated Managers Group	10,400	[a]	2,136,160
T. Rowe Price Group	26,610		2,246,150
			4,382,310
Energy—7.4%
Concho Resources	20,140	[a]	2,910,230
Exterran Holdings	56,740		2,552,733
Helmerich & Payne	20,150		2,339,616
Range Resources	33,700		2,930,215
			10,732,794

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food & Staples Retailing—1.4%
United Natural Foods	30,980	[a]	2,016,798
Food, Beverage & Tobacco—1.5%
WhiteWave Foods, Cl. A	66,800	[a]	2,162,316
Health Care Equipment & Services—12.0%
Align Technology	44,340	[a]	2,484,814
AmerisourceBergen	30,070		2,184,886
Brookdale Senior Living	65,980	[a]	2,199,773
Catamaran	70,158	[a]	3,098,177
Cooper	22,150		3,001,989
IMS Health Holdings	89,800		2,306,064
Universal Health Services, Cl. B	22,640		2,168,006
			17,443,709
Materials—1.5%
Airgas	20,070		2,185,824
Media—3.8%
IMAX	92,960	[a,c]	2,647,501
Interpublic Group of Cos.	145,070		2,830,316
			5,477,817
Pharmaceuticals, Biotech &
Life Sciences—9.3%
Alexion Pharmaceuticals	13,760	[a]	2,150,000
Alkermes	50,630	[a]	2,548,208
PAREXEL International	39,830	[a]	2,104,617
Perrigo Company	13,730		2,001,285
Salix Pharmaceuticals	20,180	[a]	2,489,203
Vertex Pharmaceuticals	23,360	[a]	2,211,725
			13,505,038
Real Estate—1.6%
CBRE Group, Cl. A	74,720	[a]	2,394,029
Retailing—6.2%
LKQ	75,110	[a]	2,004,686
Tiffany & Co.	21,780		2,183,445
Ulta Salon, Cosmetics & Fragrance	23,130	[a]	2,114,313

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Williams-Sonoma	37,450		2,688,161
			8,990,605
Semiconductors & Semiconductor
Equipment—3.7%
Microchip Technology	67,780	[c]	3,308,342
Xilinx	43,050		2,036,695
			5,345,037
Software & Services—6.5%
Akamai Technologies	37,050	[a]	2,262,273
ANSYS	27,060	[a]	2,051,689
Informatica	62,560	[a]	2,230,264
Synopsys	74,400	[a]	2,888,208
			9,432,434
Technology Hardware &
Equipment—7.7%
Amphenol, Cl. A	33,000		3,179,220
CommScope Holding	82,860		1,916,552
F5 Networks	19,900	[a]	2,217,656
SanDisk	22,740		2,374,738
Stratasys	13,720	[a,c]	1,559,004
			11,247,170
Transportation—3.0%
J.B. Hunt Transport Services	28,250		2,084,285
Spirit Airlines	36,840	[a]	2,329,762
			4,414,047
Total Common Stocks
(cost $124,282,262)			144,510,835

Other Investment—2.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,396,215)	3,396,215	[d]	3,396,215

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—4.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,742,703)	6,742,703 [d]	6,742,703

Total Investments (cost $134,421,180)	106.2%	154,649,753

Liabilities, Less Cash and Receivables	(6.2%)	(8,978,717)

Net Assets	100.0%	145,671,036

a Non-income producing security.
b Investment in real estate investment trust.
c Security, or portion thereof, on loan.At June 30, 2014, the value of the fund’s securities on loan was $7,439,586 and the value of the collateral held by the fund was $7,515,875, consisting of cash collateral of $6,742,703 and
U.S. Government & Agency securities valued at $773,172.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Capital Goods	12.1	Semiconductors &
Health Care Equipment & Services	12.0	Semiconductor Equipment	3.7
Pharmaceuticals,		Banks	3.2
Biotech & Life Sciences	9.3	Diversified Financials	3.0
Consumer Durables & Apparel	9.2	Transportation	3.0
Technology Hardware & Equipment	7.7	Real Estate	1.6
Energy	7.4	Consumer Services	1.5
Money Market Investments	7.0	Food, Beverage & Tobacco	1.5
Software & Services	6.5	Materials	1.5
Retailing	6.2	Food & Staples Retailing	1.4
Commercial & Professional Services	4.6
Media	3.8		106.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,439,586)—Note 1(b):
Unaffiliated issuers			124,282,262	144,510,835
Affiliated issuers			10,138,918	10,138,918
Cash				14,167
Receivable for investment securities sold				3,048,617
Dividends and securities lending income receivable				45,260
Receivable for shares of Common Stock subscribed				13,854
Prepaid expenses				34,158
				157,805,809
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				187,399
Liability for securities on loan—Note 1(b)				6,742,703
Payable for investment securities purchased				5,091,272
Payable for shares of Common Stock redeemed				44,002
Accrued expenses				69,397
				12,134,773
Net Assets ($)				145,671,036
Composition of Net Assets ($):
Paid-in capital				126,627,957
Accumulated Investment (loss)—net				(369,180)
Accumulated net realized gain (loss) on investments				(816,314)
Accumulated net unrealized appreciation
(depreciation) on investments				20,228,573
Net Assets ($)				145,671,036

Net Asset Value Per Share
	Class A	Class C	Class F	Class I
Net Assets ($)	24,370,223	13,050,909	100,179,571	8,070,333
Shares Outstanding	2,897,831	1,757,493	11,485,293	927,046
Net Asset Value Per Share ($)	8.41	7.43	8.72	8.71

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2014 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	530,618
Affiliated issuers	931
Income from securities lending—Note 1(b)	16,941
Total Income	548,490
Expenses:
Investment advisory fee—Note 3(a)	574,072
Shareholder servicing costs—Note 3(c)	127,425
Distribution fees—Note 3(b)	84,377
Accounting and administration fees—Note 3(a)	42,956
Registration fees	28,846
Prospectus and shareholders’ reports	15,315
Professional fees	11,658
Custodian fees—Note 3(c)	8,824
Directors’ fees and expenses—Note 3(d)	7,928
Miscellaneous	16,437
Total Expenses	917,838
Less—reduction in fees due to earnings credits—Note 3(c)	(168)
Net Expenses	917,670
Investment (Loss)—Net	(369,180)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,466,268
Net unrealized appreciation (depreciation) on investments	(6,487,307)
Net Realized and Unrealized Gain (Loss) on Investments	4,978,961
Net Increase in Net Assets Resulting from Operations	4,609,781

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Operations ($):
Investment (loss)–net	(369,180)	(806,589)
Net realized gain (loss) on investments	11,466,268	25,327,637
Net unrealized appreciation
(depreciation) on investments	(6,487,307)	16,639,458
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,609,781	41,160,506
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	2,060,608	17,809,743
Class C	938,846	2,071,481
Class F	449,184	849,404
Class I	1,263,683	3,860,050
Cost of shares redeemed:
Class A	(5,410,603)	(19,467,368)
Class C	(1,127,322)	(2,324,333)
Class F	(4,145,192)	(9,723,549)
Class I	(2,176,123)	(5,790,784)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(8,146,919)	(12,715,356)
Total Increase (Decrease) in Net Assets	(3,537,138)	28,445,150
Net Assets ($):
Beginning of Period	149,208,174	120,763,024
End of Period	145,671,036	149,208,174
Accumulated investment (loss)–net	(369,180)	—

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2014	Year Ended
	(Unaudited)	December 31, 2013
Capital Share Transactions:
Class Aa
Shares sold	254,061	2,395,179
Shares redeemed	(666,695)	(2,689,685)
Net Increase (Decrease) in Shares Outstanding	(412,634)	(294,506)
Class Ca
Shares sold	129,836	330,911
Shares redeemed	(156,070)	(378,723)
Net Increase (Decrease) in Shares Outstanding	(26,234)	(47,812)
Class F
Shares sold	53,468	119,607
Shares redeemed	(490,544)	(1,366,962)
Net Increase (Decrease) in Shares Outstanding	(437,076)	(1,247,355)
Class I
Shares sold	150,013	540,916
Shares redeemed	(259,868)	(835,420)
Net Increase (Decrease) in Shares Outstanding	(109,855)	(294,504)

a During the period ended December 31, 2013, 17,108 Class C shares representing $104,530 were exchanged for
15,238 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2014					Year Ended December 31,
Class A Shares		(Unaudited)		2013	2012	2011	2010	2009 †
Per Share Data ($):
Net asset value,
beginning of period		8.15		5.97	5.29	5.29	4.00	3.17
Investment Operations:
Investment (loss)—net[a]		(.02)		(.05)	(.02)	(.04)	(.02)	(.03)
Net realized and unrealized
gain (loss) on investments		.28		2.23	.70	.04	1.31	.86
Total from Investment Operations		.26		2.18	.68	—	1.29	.83
Net asset value, end of period		8.41		8.15	5.97	5.29	5.29	4.00
Total Return (%)[b]		3.19	[c]	36.52	12.85	.00 [d]	32.25	26.18
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.35	[e]	1.36	1.53	1.51	1.56	1.77
Ratio of net expenses
to average net assets		1.35	[e]	1.36	1.50	1.37	1.36	1.75
Ratio of net investment (loss)
to average net assets		(.59)[e]		(.68)	(.42)	(.74)	(.55)	(.86)
Portfolio Turnover Rate		51.69	[c]	166.09	164.34	232.19	204.97	59.66
Net Assets, end of period
($ x 1,000)		24,370		26,965	21,511	27,324	38,099	23,448

†				Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s
	investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Amount represents less than .01%.
e	Annualized.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2014					Year Ended December 31,
Class C Shares		(Unaudited)		2013	2012	2011	2010	2009 †
Per Share Data ($):
Net asset value,
beginning of period		7.22		5.33	4.76	4.79	3.66	2.92
Investment Operations:
Investment (loss)—net[a]		(.05)		(.09)	(.06)	(.07)	(.05)	(.05)
Net realized and unrealized
gain (loss) on investments		.26		1.98	.63	.04	1.18	.79
Total from Investment Operations		.21		1.89	.57	(.03)	1.13	.74
Net asset value, end of period		7.43		7.22	5.33	4.76	4.79	3.66
Total Return (%)[b]		2.91	[c]	35.46	11.98	(.63)	30.87	25.34
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		2.12	[d]	2.14	2.27	2.25	2.36	2.61
Ratio of net expenses
to average net assets		2.12	[d]	2.14	2.24	2.12	2.14	2.60
Ratio of net investment (loss)
to average net assets		(1.36)[d]		(1.46)	(1.16)	(1.49)	(1.34)	(1.70)
Portfolio Turnover Rate		51.69	[c]	166.09	164.34	232.19	204.97	59.66
Net Assets, end of period
($ x 1,000)		13,051		12,878	9,762	10,477	12,661	11,678

†				Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s
	investment adviser.
a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2014					Year Ended December 31,
Class F Shares		(Unaudited)		2013	2012	2011	2010	2009 †
Per Share Data ($):
Net asset value,
beginning of period		8.44		6.17	5.46	5.45	4.12	3.26
Investment Operations:
Investment (loss)—net[a]		(.02)		(.04)	(.01)	(.03)	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments		.30		2.31	.72	.04	1.35	.88
Total from Investment Operations		.28		2.27	.71	.01	1.33	.86
Distributions:
Net asset value, end of period		8.72		8.44	6.17	5.46	5.45	4.12
Total Return (%)		3.32	[b]	36.79	13.00	.18	32.28	26.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.17	[c]	1.19	1.30	1.25	1.32	1.38
Ratio of net expenses
to average net assets		1.17	[c]	1.19	1.30	1.20	1.30	1.36
Ratio of net investment (loss)
to average net assets		(.40)[c]		(.50)	(.20)	(.57)	(.50)	(.47)
Portfolio Turnover Rate		51.69	[b]	166.09	164.34	232.19	204.97	59.66
Net Assets, end of period
($ x 1,000)		100,180		100,631	81,291	81,886	89,828	78,218

†				Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s
	investment adviser.
a	Based on average shares outstanding at each month end.
b	Not annualized.
c Annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2014					Year Ended December 31,
Class I Shares		(Unaudited)		2013	2012		2011	2010	2009 †
Per Share Data ($):
Net asset value,
beginning of period		8.42		6.16	5.44		5.42	4.10	3.24
Investment Operations:
Investment income (loss)—net[a]		(.02)		(.03)	.00	[b]	(.03)	(.02)	(.02)
Net realized and unrealized
gain (loss) on investments		.31		2.29	.72		.05	1.34	.88
Total from Investment Operations		.29		2.26	.72		.02	1.32	.86
Net asset value, end of period		8.71		8.42	6.16		5.44	5.42	4.10
Total Return (%)		3.44	[c]	36.69	13.24		.37	32.20	26.54
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets		1.14	[d]	1.13	1.20		1.23	1.34	1.49
Ratio of net expenses
to average net assets		1.14	[d]	1.13	1.18		1.10	1.14	1.47
Ratio of net investment income
(loss) to average net assets		(.38)[d]		(.44)	.00	[e]	(.46)	(.33)	(.58)
Portfolio Turnover Rate		51.69	[c]	166.09	164.34		232.19	204.97	59.66
Net Assets, end of period
($ x 1,000)		8,070		8,734	8,198		4,521	7,575	4,098

†				Effective September 1, 2009,The Dreyfus Corporation replaced Founders Asset Management LLC as the fund’s
	investment adviser.
a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Not annualized.
d Annualized.
e	Amount represents less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through intermediaries and bear a Distribution Plan fee and/or Shareholder Services Plan fee. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class F and Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	139,846,547	—	—	139,846,547
Equity Securities—
Foreign
Common Stocks†	4,664,288	—	—	4,664,288
Mutual Funds	10,138,918	—	—	10,138,918

† See Statement of Investments for additional detailed categorizations.

At June 30, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2014,The Bank of NewYork Mellon earned $5,376 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2013($)	Purchases ($)	Sales ($)	6/30/2014($)	Assets(%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,521,068	29,510,926	28,635,779	3,396,215	2.4
Dreyfus
Institutional
Cash
Advantage
Fund	6,829,692	27,627,266	27,714,255	6,742,703	4.6
Total	9,350,760	57,138,192	56,350,034	10,138,918	7.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2014, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $l2,214,306 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2013. If not applied, the carryover expires in fiscal year 2017.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2014, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million.The fee is payable monthly.The effective management fee rate during the period ended June 30, 2014 was .80%.

The fund has agreed to compensate the Manager for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help.The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.The effective adminstration fee rate during the period ended June 30, 2014 was .06%.

During the period ended June 30, 2014, the Distributor retained $3,518 from commissions earned on sales of the fund’s Class A shares and $120 from CDSCs on redemptions of Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2014, Class C shares were charged $47,556, pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares.The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments).This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended June 30, 2014, Class F shares were charged $36,821 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2014, Class A and Class C shares were charged $30,630 and $15,852, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended June 30, 2014, Class F shares were charged $34,390 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2014, the fund was charged $5,497 for transfer agency services and $1,991 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $168.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2014, the fund was charged $8,824 pursuant to the custody agreement.

During the period ended June 30, 2014, the fund was charged $4,593 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $95,154, Distribution Plan fees $51,922, Shareholder Services Plan fees $27,098, custodian fees $4,905, Chief Compliance Officer fees $2,209 and transfer agency fees $6,111.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2014, amounted to $73,814,317 and $81,329,775, respectively.

At June 30, 2014, accumulated net unrealized appreciation on investments was $20,228,573, consisting of $21,405,992 gross unrealized appreciation and $1,177,419 gross unrealized depreciation.

At June 30, 2014, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 19-20, 2014, the Board considered the renewal of the fund’s Investment Advisory Agreement and Fund Accounting and Administrative Services Agreement pursuant to which Dreyfus provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance

The Fund 29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2013, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was above or at the Performance Group and Performance Universe medians for the various periods, except for the two-year period, when the fund’s performance was below the Performance Universe median, and the five-year period, when the fund’s performance was below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense

Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee the fund’s total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus.The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund 33

For More Information

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.
The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

                                                                        By:       /s/ Bradley J. Skapyak

                                                                                    Bradley J. Skapyak,

                                                                                    President

                                                                        Date:    August 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                                                                        By:       /s/ Bradley J. Skapyak

                                                                                    Bradley J. Skapyak,

                                                                                    President

                                                                        Date:    August 21, 2014

                                                                        By:       /s/ James Windels

                                                                                    James Windels,

                                                                                    Treasurer

                                                                        Date:    August 21, 2014

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)